EXHIBIT 24.1
                                POWER OF ATTORNEY


The undersigned who is a director or officer of Royal Precision, Inc., a Delaware corporation (the "Company");

Does hereby constitute and appoint Thomas A. Schneider and Kenneth J. Warren to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the  Securities  and Exchange  Commission a  Registration
    Statement on Form S-8 or other appropriate form and any amendments thereto relating to the sale of the Company's securities; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statement or amendments thereto, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of  Attorney   shall  not  be  affected  by  the  disability  of  the
    undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 1st day of October, 1998.


                                                 /s/ Thomas A. Schneider
                                                 -------------------------------
                                                 Thomas A. Schneider

                                POWER OF ATTORNEY


The undersigned who is a director or officer of Royal Precision, Inc., a Delaware corporation (the "Company");

Does hereby constitute and appoint Thomas A. Schneider and Kenneth J. Warren to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the  Securities  and Exchange  Commission a  Registration
    Statement on Form S-8 or other appropriate form and any amendments thereto relating to the sale of the Company's securities; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statement or amendments thereto, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of  Attorney   shall  not  be  affected  by  the  disability  of  the
    undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 1st day of October, 1998.


                                                 /s/ Richard P. Johnston
                                                 -------------------------------
                                                 Richard P. Johnston

                                POWER OF ATTORNEY


The undersigned who is a director or officer of Royal Precision, Inc., a Delaware corporation (the "Company");

Does hereby constitute and appoint Thomas A. Schneider and Kenneth J. Warren to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the  Securities  and Exchange  Commission a  Registration
    Statement on Form S-8 or other appropriate form and any amendments thereto relating to the sale of the Company's securities; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statement or amendments thereto, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of  Attorney   shall  not  be  affected  by  the  disability  of  the
    undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 1st day of October, 1998.


                                                 /s/  David E. Johnston
                                                 -------------------------------
                                                 David E. Johnston

                                POWER OF ATTORNEY


The undersigned who is a director or officer of Royal Precision, Inc., a Delaware corporation (the "Company");

Does hereby constitute and appoint Thomas A. Schneider and Kenneth J. Warren to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the  Securities  and Exchange  Commission a  Registration
    Statement on Form S-8 or other appropriate form and any amendments thereto relating to the sale of the Company's securities; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statement or amendments thereto, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of  Attorney   shall  not  be  affected  by  the  disability  of  the
    undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 1st day of October, 1998.


                                                 /s/ Lawrence D. Bain
                                                 -------------------------------
                                                 Lawrence D. Bain

                                POWER OF ATTORNEY


The undersigned who is a director or officer of Royal Precision, Inc., a Delaware corporation (the "Company");

Does hereby constitute and appoint Thomas A. Schneider and Kenneth J. Warren to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the  Securities  and Exchange  Commission a  Registration
    Statement on Form S-8 or other appropriate form and any amendments thereto relating to the sale of the Company's securities; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statement or amendments thereto, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of  Attorney   shall  not  be  affected  by  the  disability  of  the
    undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 1st day of October, 1998.


                                                 /s/ Ronald L. Chalmers
                                                 -------------------------------
                                                 Ronald L. Chalmers

                                POWER OF ATTORNEY

The undersigned who is a director or officer of Royal Precision, Inc., a Delaware corporation (the "Company");

Does hereby constitute and appoint Thomas A. Schneider and Kenneth J. Warren to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the  Securities  and Exchange  Commission a  Registration
    Statement on Form S-8 or other appropriate form and any amendments thereto relating to the sale of the Company's securities; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statement or amendments thereto, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of  Attorney   shall  not  be  affected  by  the  disability  of  the
    undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 1st day of October, 1998.


                                                 /s/  Raymond J. Minella
                                                 -------------------------------
                                                 Raymond J. Minella

                                POWER OF ATTORNEY


The undersigned who is a director or officer of Royal Precision, Inc., a Delaware corporation (the "Company");

Does hereby constitute and appoint Thomas A. Schneider and Kenneth J. Warren to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the  Securities  and Exchange  Commission a  Registration
    Statement on Form S-8 or other appropriate form and any amendments thereto relating to the sale of the Company's securities; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statement or amendments thereto, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of  Attorney   shall  not  be  affected  by  the  disability  of  the
    undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 1st day of October, 1998.


                                                 /s/ Kenneth J. Warren
                                                 -------------------------------
                                                 Kenneth J. Warren

                                POWER OF ATTORNEY


The undersigned who is a director or officer of Royal Precision, Inc., a Delaware corporation (the "Company");

Does hereby constitute and appoint Thomas A. Schneider and Kenneth J. Warren to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the  Securities  and Exchange  Commission a  Registration
    Statement on Form S-8 or other appropriate form and any amendments thereto relating to the sale of the Company's securities; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statement or amendments thereto, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of  Attorney   shall  not  be  affected  by  the  disability  of  the
    undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 1st day of October, 1998.


                                                 /s/ Danny Edwards
                                                 -------------------------------
                                                  Danny Edwards

                                POWER OF ATTORNEY


The undersigned who is a director or officer of Royal Precision, Inc., a Delaware corporation (the "Company");

Does hereby constitute and appoint Thomas A. Schneider and Kenneth J. Warren to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the  Securities  and Exchange  Commission a  Registration
    Statement on Form S-8 or other appropriate form and any amendments thereto relating to the sale of the Company's securities; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statement or amendments thereto, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of  Attorney   shall  not  be  affected  by  the  disability  of  the
    undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 1st day of October, 1998.


                                                 /s/ Leslie Reesing
                                                 -------------------------------
                                                  Leslie Reesing

                                POWER OF ATTORNEY


The undersigned who is a director or officer of Royal Precision, Inc., a Delaware corporation (the "Company");

Does hereby constitute and appoint Thomas A. Schneider and Kenneth J. Warren to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the  Securities  and Exchange  Commission a  Registration
    Statement on Form S-8 or other appropriate form and any amendments thereto relating to the sale of the Company's securities; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statement or amendments thereto, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of  Attorney   shall  not  be  affected  by  the  disability  of  the
    undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 1st day of October, 1998.


                                                 /s/ Robert G. J. Burg, II
                                                 -------------------------------
                                                 Robert G. J. Burg, II